SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Stock Options and Other Stock-based Compensation, Policy (Policies)	12 Months Ended
May 31, 2020
Policies
Stock Options and Other Stock-based Compensation, Policy

Stock options and other stock-based compensation

The Company accounts for the granting of share purchase options to employees using the fair value method whereby all awards to employees are recorded at fair value on the date of the grant. The fair value of all share purchase options are expensed over their vesting period with a corresponding increase to additional capital surplus. Upon exercise of share purchase options, the consideration paid by the option holder, together with the amount previously recognized in additional paid-in capital is recorded as an increase to share capital.

The Company uses the Black-Scholes option pricing model to calculate the fair value of share purchase options. Option pricing models require the input of highly subjective assumptions, including the expected price volatility. Changes in these assumptions can materially affect the fair value estimate.